AFL-CIO Housing Investment Trust Helping Build America - The Union Way January 2019

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Since inception, the HIT has invested $11.3 billion and its subsidiary Building America CDE has awarded $139.3 million in New Markets Tax Credits to help finance 514 projects with total development investment of $19.4 billion. These projects have built or preserved 110,460 housing units and created an estimated 169.2 million hours of union construction work.*

The projects financed by the HIT have generated an estimated $5.8 billion in wages and benefits for Building Trades members*. A list of the 15 trades and the jobs and hours per trade are outlined on the back.

Economic and Fiscal Impacts of the HIT-Financed Projects in the United States In 2017 Dollars, Since Inception*
$29.4B total economic benefits
$11.6B personal income, $5.8B for union construction workers
180,870 total jobs across industry segments, 349.5M hours of work
84,090 union construction jobs, 169.2M hours of work
$1.2B state and local tax revenue generated

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of December 31, 2018. Since inception dates from 1984 – 2018.

AFL-CIO Housing Investment Trust Helping Build America - The Union Way

Jobs Created by Trade Since Inception*

TRADE TYPE	Hours	Jobs
Asbestos and Insulation	2,197,244	1,092
Boilermakers	1,684,692	837
Bricklayers (Incl. Tile Setters)	11,476,078	5,702
Cement Masons	6,558,199	3,260
Carpenters	30,503,380	15,157
Electrical Workers	25,393,911	12,618
Elevator Constructors	860,553	428
Ironworkers	5,065,902	2,517
Laborers	21,192,494	10,531
Operating Engineers	5,929,356	2,947
Painters	13,527,982	6,722
Plumbers	18,616,129	9,251
Roofers	5,745,461	2,854
Sheet Metal Workers	5,251,035	2,609
Teamsters	2,541,438	1,263
Other	12,681,399	6,303
TOTAL ALL TRADES	169,225,253	84,089

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of December 31, 2018. Since inception dates from 1984 – 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

January 2019